NINTH AMENDMENT TO CREDIT
                             AND GUARANTY AGREEMENT


         THIS NINTH AMENDMENT, dated as of January 26, 2001 (this "Amendment"), to the Existing Credit Agreement referred to below, is among IMO INDUSTRIES INC., a Delaware corporation (the "Borrower"), COLFAX CORPORATION (formerly known as II Acquisition Corp.), a Delaware corporation (the "Parent") and the Lenders (as defined below) parties hereto.

                                                W I T N E S S E T H :
                                                --------------------

         WHEREAS, the Borrower, the Parent, certain financial institutions from time to time parties thereto (collectively, the "Lenders"), The Bank of Nova Scotia, as the Administrative Agent and the Documentation Agent, and Banc of America Securities, L.L.C. (formerly known as NationsBanc Capital Markets, Inc.), as the Syndication Agent, have entered into the Credit and Guaranty Agreement, dated as of August 29, 1997 (as amended, supplemented, amended and restated or otherwise modified prior to the date hereof, the "Existing Credit Agreement" and, as amended by, and together with, this Amendment, the "Credit Agreement"); and

         WHEREAS, the Borrower and the Parent have requested that the Existing Credit Agreement be amended in certain respects and that the Lenders waive certain requirements of the Existing Credit Agreement, and the Lenders have agreed to amend the Existing Credit Agreement and to grant such waivers and consents subject to the terms and conditions of this Amendment;

         NOW, THEREFORE, in consideration of the premises and the other provisions herein contained, the parties hereto hereby agree as follows.


                                     PART I
                                   DEFINITIONS

         SUBPART I.1. Use of Defined Terms. Unless otherwise defined herein or the context otherwise requires, terms used in this Amendment, including its preamble and recitals, have the meanings set forth in the Existing Credit Agreement.


                                     PART II
                   AMENDMENTS TO THE EXISTING CREDIT AGREEMENT

         Effective upon (and subject to) the occurrence of the Ninth Amendment Effective Date, certain terms and provisions of the Existing Credit Agreement are hereby amended, and the waivers and consent described below are hereby granted, all in accordance with this Amendment.

         SUBPART II.1. Amendments to Article I. Article I of the Existing Credit Agreement is hereby amended in accordance with Subparts 2.1.1 and 2.1.2.

         SUBPART II.1.1. Section 1.1 of the Existing Credit Agreement is hereby amended by adding the following definitions in their appropriate alphabetical sequence:

         "Additional Amount" means the amount of Net Disposition Proceeds received by the Borrower and its Subsidiaries from the Morse Disposition minus the aggregate amount of such Net Disposition Proceeds applied as required by clauses (a), (b) and (c) of Subpart 3.1.1 of Amendment No. 9.

         "Amendment No. 9" means the Ninth Amendment, dated as of January 26, 2001, to this Agreement among the Borrower, the Parent and the Lenders parties thereto.

         "Morse Assets" means, collectively, the Assets (as defined in the Morse Purchase Agreement).

         "Morse Disposition" means the sale of the Morse Assets in accordance with the terms of the Morse Purchase Agreement.

         "Morse Purchase Agreement" means the Asset Purchase Agreement, dated as of November 15, 2000, among the Borrower (as the seller), TFX Acquisition Incorporated, a Delaware corporation and Teleflex Incorporated, a Delaware corporation, and other documents (including any escrow agreements) delivered to the Administrative Agent at least one Business Day (or such shorter period agreed to by the Administrative Agent) prior to the consummation of the Morse Disposition, as amended, supplemented, amended and restated or otherwise modified following the Ninth Amendment Effective Date in accordance with Section 7.2.12.

         "Ninth Amendment Effective Date" is defined in Subpart 4.1 of Amendment No. 9.

         "Restricted Payment" means the declaration or payment of any dividend (other than dividends payable solely in capital securities of the Borrower which does not result in a Default) on, or the making of any payment or distribution on account of, or setting apart assets for a sinking or other analogous fund for, the purchase, redemption, defeasance, retirement or other acquisition of, any class of capital securities of the Borrower or any warrants or options to purchase any such capital securities, whether now or hereafter outstanding, or the making of any other distribution in respect thereof, either directly or indirectly, whether in cash or property, obligations of the Borrower or otherwise.

         SUBPART II.1.2. Section 1.1 of the Existing Credit Agreement is hereby further amended as follows:

                  (a) the grid contained in the definition of "Applicable Commitment Fee Margin" is hereby amended in its entirety as follows, and the following proviso is hereby added immediately following such grid:

     ------------------------------------------ --------------------------------

                                                  Applicable Commitment Fee
         Leverage Ratio                             Margin
     ------------------------------------------ --------------------------------
     ------------------------------------------ --------------------------------

      Less than 1.5:1                                        0.250%
     ------------------------------------------ --------------------------------
     ------------------------------------------ --------------------------------

      Greater than or equal to 1.5:1                         0.375%;
     ------------------------------------------ --------------------------------

                  provided, that the Applicable Commitment Fee Margin shall at all times prior to the Ninth Amendment Effective Date be the rate set forth in (and determined in accordance with the terms of) this Agreement as in effect prior to such date.

                  (b) the definition of "Applicable Margin" is hereby amended in its entirety to read as follows:

                  "Applicable Margin" means (i) at all times prior to the Ninth Amendment Effective Date the rate set forth in (and determined in accordance with the terms of) this Agreement as in effect prior to such date and (ii) on and subsequent to the Ninth Amendment Effective Date, an amount at all times during the applicable periods set forth below determined as follows:

                  ------------------------------------------ -------------------------- ----------------------------

                                                              Applicable Margin for     Applicable Margin for LIBO

                              Leverage Ratio                      Base Rate Loans               Rate Loans
                  ------------------------------------------ -------------------------- ----------------------------
                  ------------------------------------------ -------------------------- ----------------------------

                  Less than 1.5:1                                      0.00%                       1.25%
                  ------------------------------------------ -------------------------- ----------------------------
                  ------------------------------------------ -------------------------- ----------------------------

                  Greater than or equal to 1.5:1 and less              0.25%                       1.50%
                  than 2:1
                  ------------------------------------------ -------------------------- ----------------------------
                  ------------------------------------------ -------------------------- ----------------------------

                  Greater than or equal to 2:1                         0.50%                       1.75%
                  ------------------------------------------ -------------------------- ----------------------------


                  The Leverage Ratio used to compute the Applicable Margin shall, subject to the terms of the next sentence, be the Leverage Ratio set forth in the Compliance Certificate most recently delivered by the Borrower to the Administrative Agent pursuant to clause (b) of Section 7.1.1, and changes in the Applicable Margin resulting from a change in the Leverage Ratio shall become effective upon delivery by the Borrower to the Administrative Agent of a new Compliance Certificate pursuant to clause (b) of Section 7.1.1 and notice therein of such change. Notwithstanding the foregoing, the Applicable Margin for the period from the Ninth Amendment Effective Date through (and including) the date on which the Borrower delivers its Compliance Certificate in respect of the Fiscal Quarter ending March 31, 2001 shall be 1.75% for LIBO Rate Loans and 0.50% for Base Rate Loans. If the Borrower shall fail to deliver a Compliance Certificate within 45 days after the end of any Fiscal Quarter (or within 90 days, in the case of the last Fiscal Quarter of the Fiscal Year), the Applicable Margin from and including the 46th (or 91st, as the case may be) day after the end of such Fiscal Quarter to but not including the date the Borrower delivers to the Administrative Agent a Compliance Certificate shall equal 1.75% for LIBO Rate Loans and 0.50% for Base Rate Loans.

                  (c) Clause (b) of the definition of "Fixed Charged Coverage Ratio" is hereby amended by replacing the period at the end of clause
         (b)(ii) with the word "plus", and adding a new clause (iii) to read in its entirety as follows:

                  (iii) without duplication, all Restricted Payments paid in cash or declared by the Parent or the Borrower pursuant to clause (c) of Section 7.2.15, in each case during such Rolling Period.

                  (d) The definition of "Permitted Amount" is hereby amended by deleting the amount "$105,000,000" each time it appears, and inserting "$155,000,000" in its place.

                  (e) Clause (b) of the definition of "Permitted Disposition" is hereby amended in its entirety to read as follows:

                  (b) the aggregate fair market value of all such dispositions shall not exceed $5,000,000 in any Fiscal Year (excluding (i) the sale by the Borrower of the Instrumentation Segment pursuant to the terms of Section 7.1.10, (ii) the sale by the Borrower of Roltra Morse for net cash proceeds of not less than $15,000,000 (after the repayment of its existing Indebtedness), (iii) permitted Real Estate Dispositions and
                  (iv) the Morse Disposition);

         SUBPART II.2. Amendment to Article III. Article III of this Existing Credit Agreement is hereby amended in accordance with Subpart 2.2.1.

         SUBPART II.2.1. The amortization amounts for the period from February 28, 2001 through August 29, 2002 set forth in clause (b) of Section 3.1.2 of the Existing Credit Agreement are hereby amended to read as follows:

----------------------------------------- --------------------------------------
February 28, 2001                         $1,111,111.11
----------------------------------------- --------------------------------------
----------------------------------------- --------------------------------------
May 29, 2001                              $1,111,111.11
----------------------------------------- --------------------------------------
----------------------------------------- --------------------------------------
August 29, 2001                           $1,111,111.11
----------------------------------------- --------------------------------------
----------------------------------------- --------------------------------------
November 29, 2001                         $1,666,666.67
----------------------------------------- --------------------------------------
----------------------------------------- --------------------------------------
February 28, 2002                         $1,666,666.67
----------------------------------------- --------------------------------------
----------------------------------------- --------------------------------------
May 29, 2002                              $1,666,666.67
----------------------------------------- --------------------------------------
----------------------------------------- --------------------------------------
August 29, 2002                           $1,666,666.66, or the then
                                           outstanding principal amount of all
                                           Term Loans, if different.
----------------------------------------- --------------------------------------

         SUBPART II.3. Amendment to Article IV. Clause (iv)(B) of Section 4.10 of the Existing Credit Agreement is hereby amended by deleting the amount "$105,000,000" and inserting "$155,000,000" in its place.

         SUBPART II.4. Amendments to Article VII. Article VII of the Existing Credit Agreement is hereby amended in accordance with

Subpart 2.4.1 through Subpart 2.4.15.


         SUBPART II.4.1. Clause (m) of Section 7.2.2 of the Existing Credit Agreement is hereby amended in its entirety to read as follows:

                  (m)  [RESERVED]; and

         SUBPART II.4.2. Clauses (i) and (j) of Section 7.2.3 of the Existing Credit Agreement are hereby amended in their entirety to read as follows:

                  (i)  [RESERVED];

                  (j)  [RESERVED]; and

         SUBPART  II.4.3.  The Leverage Ratio contained in clause (c) of Section
7.2.4 of the Existing Credit Agreement for each Fiscal Quarter ending on and after March 31, 2001 is hereby amended to read as follows:

              ---------------------------------------- ------------------------

              March 31, 2001 and each                           2.25:1.00
              Fiscal Quarter thereafter
              ---------------------------------------- ------------------------


         SUBPART II.4.4.  The minimum EBITDA  contained in clause (e) of Section
7.2.4 of the Existing Credit Agreement for each Fiscal Quarter ending on and after March 31, 2001 is hereby amended to read as follows:

              ---------------------------------------- ------------------------

              March 31, 2001 and each    Fiscal        $32,000,000
              Quarter thereafter
              ---------------------------------------- ------------------------


         SUBPART II.4.5. Each of clauses (a) and (c) of Section 7.2.5 of the Existing Credit Agreement is hereby amended by deleting "(i)" (but not the text thereof), and deleting entirely clause (a)(ii) and clause (c)(ii), respectively.

         SUBPART II.4.6. Clause (g) of Section 7.2.5 of the Existing Credit Agreement is hereby amended by deleting "(other than by
Receivables Co.)" in such clause.

         SUBPART II.4.7. The proviso contained in Section 7.2.6 of the Existing Credit Agreement is hereby amended in its entirety to read as follows:

                  provided,   however,  that,  notwithstanding  clauses  (a)(i),
                  (a)(ii) and (a)(iii) of this Section  7.2.6,  the Borrower may
                  (a) subject to the subordination provisions applicable thereto, make payments of interest accrued on the Senior Subordinated Notes when due, provided that no Default has occurred and is continuing, (b) purchase or redeem Senior Subordinated Notes (including with Net Disposition Proceeds of the Morse Disposition constituting the Additional Amount) through open market purchases or redemptions so long as the average purchase price of such Senior Subordinated Notes purchased or redeemed remains in compliance with clause (iv) of Section 4.10, (c) make a Restricted Payment in an amount not to exceed $1,300,000 in any Fiscal Quarter, and (d) make an additional Restricted Payment in the amount of $6,800,000 (the "Additional Restricted Payment") at the time of the delivery of the Compliance Certificate for the last Fiscal Quarter of each Fiscal Year; provided, that (x) in all cases such Restricted Payments will only be permitted if both before and after giving effect to the declaration and making of the Restricted Payment, no Default shall have occurred or be continuing or result from such Restricted Payment and (y) prior to making the Additional Restricted Payment, the Administrative Agent shall have received a pro forma Compliance Certificate in respect of the Fiscal Year most recently ended representing as to the terms of clause (d) and evidencing compliance with Section 7.2.4.

         SUBPART II.4.8. Section 7.2.7 of the Existing Credit Agreement is hereby amended by (i) deleting the phrase "(other than
Receivables Co.)" and (ii) replacing the number "$12,500,000" with "$7,000,000".

         SUBPART II.4.9. Section 7.2.10 of the Existing Credit Agreement is hereby amended by (i) deleting the phrase "(other than
Receivables Co.)" each time it appears in such Section and (ii) adding the following sentence to the end of such Section:

                  Notwithstanding anything in this Section to the contrary, the Borrower and Warren Pumps Inc. may purchase all or substantially all of the assets of Receivables Co. for fair market value (as reasonably determined by an
                  Authorized Officer of the Borrower).

         SUBPART II.4.10. Section 7.2.11 of the Existing Credit Agreement is hereby amended by (i) inserting the word "or" prior to clause (c)(iv), (ii) deleting clause (c)(v) and the word "or" which appears immediately prior to and at the end of clause (c)(v), (iii) deleting the word "or" at the end of clause
(c); (iv) replacing the period at the end of clause (d) with "; or" and (iv) adding a new clause (e), to read in its entirety as follows:

                  (e) the Morse Disposition in accordance with the terms of the Morse Purchase Agreement.

         SUBPART II.4.11. Section 7.2.12 of the Existing Credit Agreement is hereby amended in its entirety to read as follows:

                  SECTION 7.2.12. Modification of Certain Agreements. Neither the Borrower nor the Parent will, nor will they permit any of their respective Subsidiaries to, consent to any amendment, supplement or other modification of any of the terms or provisions contained in, or applicable to, any Organic
                  Document, the Borrower Preferred Stock, the Parent Subscription Agreement, the Borrower Subscription Agreement, the Subordinated Notes, or the Morse Purchase Agreement, other than any such amendment, supplement or other modification which is immaterial and which could not adversely affect the Administrative Agent or any Lender (it being understood and agreed that, in any event, any modification to the subordination provisions of, and any of the defined terms therein, including the definition of "Specified Senior Indebtedness" of the Subordinated Notes shall be deemed to be material).

         SUBPART II.4.12. Section 7.2.13 of the Existing Credit Agreement is hereby amended by adding the following sentence to the end of such Section:

                  Notwithstanding anything in this Section to the contrary, the Borrower and Warren Pumps Inc. may purchase all or substantially all of the assets of Receivables Co. for fair market value (as reasonably determined by an
                  Authorized Officer of the Borrower).

         SUBPART II.4.13. The second parenthetical contained in Section 7.2.14 of the Existing Credit Agreement is hereby amended in its entirety to read as follows:

                (excluding  this  Agreement,  any  other  Loan  Document,  the
                  Subordinated Note Indenture or any loan or financing document related to refinanced Non-U.S. Subsidiary Indebtedness existing on the Effective Date provided that such refinanced Indebtedness is not guaranteed by the Borrower)

         SUBPART II.4.14. Section 7.2.15 of the Existing Credit Agreement is hereby amended (i) by deleting clause (a)(v) and re-lettering clause (a)(vi) as new clause (a)(v).

         SUBPART II.4.15. Section 7.2.20 of the Existing Credit Agreement is hereby amended by deleting the phrase "(other than
Receivables Co.)".

         SUBPART II.5. Amendment to Article VIII. Article VIII of the Existing Credit Agreement is hereby amended by deleting Section 8.1.11.

         SUBPART II.6. Amendment to Article XI. Article XI of the Existing Credit Agreement is hereby amended in accordance with Subpart 2.6.1.


         SUBPART II.6.1. Clause (b) of Section 11.1 of the Existing Credit Agreement is hereby amended by deleting "(including the sale or transfer of Receivables and Related Rights in accordance with the Permitted Receivables Transaction)".

         SUBPART II.7. Conforming Amendments to Exhibit F. Attachments 1 and 3 of Exhibit F (Form of Compliance Certificate) to the Credit Agreement are
 hereby amended in their entirety to read as set forth in Annex 1 hereto.



                                    PART III
                                 CONSENTS, ETC.

         SUBPART III.0.1. Application of Proceeds. Notwithstanding anything contained in the Existing Credit Agreement to the contrary (including Section
 3.1.2 thereof), the Lenders hereby consent to the application of the Net Disposition Proceeds from the Morse Disposition as follows:

                  (a) an amount equal to $17,300,000 to a mandatory prepayment of the outstanding principal amount of all Term Loans;

                  (b) an amount equal to the Receivables Facility Outstandings to the repayment of all such Receivables Facility
         Outstandings;

                  (c) any remaining Net Disposition Proceeds of the Morse Disposition (after the application required by clauses (a) and (b)), to the outstanding principal amount of the Revolving Loans (but not a reduction to the Revolving Loan Commitment Amount), until the outstanding principal amount of all Revolving Loans is zero; and

                  (d) without limiting the terms of the Credit Agreement, the Additional Amount may be used (at the Borrower's discretion) for the purchase or redemption of Senior Subordinated Notes and/or for making Cash Equivalent Investments.

         SUBPART III.0.2. Direction Regarding Partial Release of Liens. Each of the Lenders hereby authorizes and directs the Administrative Agent to release and terminate, at the Borrower's expense and without representation or warranty of any kind by any Lender or any Agent, all Liens on and security interests in all assets constituting the Morse Assets previously granted by the Obligors under any Loan Document in favor of the Administrative Agent and the Lenders to the extent (and only to the extent) such Morse Assets are sold, or purported to be sold, pursuant to the Morse Purchase Agreement, and also to return to the Borrower for cancellation the intercompany notes payable to the Borrower, in each case dated August 29, 1997 and in each case in the original principal amount of $40,000,000, made by IMO Industries (UK) Limited, Morse Controls AB and IMO Industries GmbH (collectively referred to as the "Cancelled Notes"). The Administrative Agent will, at the Borrower's expense and without representation or warranty (and the Lenders hereby authorize and direct the Administrative Agent to) deliver to the Borrower (i) the Cancelled Notes, (ii) executed copies of Uniform Commercial Code (Form U.C.C.3) amendment statements or similar instruments, and any termination documents required to release the
Administrative Agent's and the Lenders' Lien on intellectual property constituting Morse Assets, with respect to each of the filings previously made pursuant to a Security Agreement and (iii) the certificates (or other evidence of ownership) representing any capital stock that is pledged to secure the Obligations of a Subsidiary which constitutes a Morse Asset in each case necessary to give effect to the release of the Liens on the Cancelled Notes and on the Morse Assets.

         SUBPART III.0.3. Dissolution of Receivables Co., etc. Each of the Lenders hereby (i) waive for a period of 35 days following the Ninth Amendment Effective Date the requirements that the Borrower pledge the capital stock of Receivables Co., and that Receivables Co. deliver Loan Documents and any other agreements, documents and instruments, in accordance with Sections 7.1.8 and
7.1.16 of the Existing Credit Agreement and (ii) waive all provisions contained in the Existing Credit Agreement (including under Section 7.2.10 of the Existing Credit Agreement) which prohibit the dissolution of Receivables Co. The Borrower agrees that it will not, nor will it permit any of its Subsidiaries to, (i) make any Investments in Receivables Co. or (ii) lease, transfer, or otherwise convey any assets (real, personal, tangible, intangible or otherwise) to Receivables Co., in each case from and subsequent to the Ninth Amendment Effective Date (but excluding the asset purchases permitted under Sections 7.2.10 and 7.2.13 of the Credit Agreement).

                                     PART IV
                           CONDITIONS TO EFFECTIVENESS

         SUBPART IV.1. This Amendment shall become effective on the date (the "Ninth Amendment Effective Date") when all of the following conditions have been satisfied to the satisfaction of the Administrative Agent.

         SUBPART IV.1.1. Execution of Counterparts. The Administrative Agent shall have received copies of this Amendment, duly executed and delivered by the Borrower, the Parent and all of the Lenders.

         SUBPART IV.1.2. Affirmation and Consent. The Administrative Agent shall have received an affirmation and consent in form and substance satisfactory to it, duly executed and delivered by each Subsidiary
 Guarantor.

         SUBPART IV.1.3. Amendment Fee. The Administrative Agent shall received, for the pro rata account of each Lender in accordance with its Percentage, an amendment fee in an amount equal to $80,000 (provided, that such amendment fee shall only be payable if this

Amendment becomes effective).

         SUBPART IV.1.4. Termination of Permitted Receivables Transaction. The Administrative Agent shall have received evidence satisfactory to it that all Receivables Facility Outstandings, and all other amounts owing in connection with the Permitted Receivables Transaction, have been repaid in full, that the Permitted Receivables Transaction has been terminated and is no longer binding on the Borrower or its Subsidiaries, all Liens on Receivables and Related Rights have been terminated and the Borrower or the applicable Subsidiary has title to all of its Receivables and its Related Rights.

         SUBPART IV.1.5. Amendments to Security Agreements. The Administrative Agent shall have received an amendment to the Borrower Security Agreement and an amendment to the Subsidiary Security Agreement, each in form and substance satisfactory to the Administrative Agent and dated as of the Ninth Amendment Effective Date, duly executed and delivered by the Borrower and each Subsidiary a party to the Subsidiary Security Agreement, as the case may be.

         SUBPART IV.1.6. Pro Forma Compliance Certificate. The Administrative Agent shall have received, with counterparts for each Lender, a Compliance Certificate (which Compliance Certificate shall be prepared by using Attachments 1 and 3 attached hereto as Annex 1) dated the Ninth Amendment Effective Date, duly executed (and with all schedules thereto duly completed) and delivered by the chief executive, financial or accounting Authorized Officer of the Borrower, evidencing no Default.

         SUBPART IV.1.7. Morse Disposition. The Morse Disposition shall have been (or, concurrently with the effectiveness of this Amendment will be), consummated in accordance with the terms of the Morse Purchase Agreement and the Administrative Agent shall have received (or, concurrently with the effectiveness of this Amendment, will receive), the Net Disposition Proceeds from the Morse Disposition (other than the Net Disposition Proceeds required to be applied to the Receivable Facility Outstandings); provided, that the foregoing shall be deemed to have been satisfied even if all or any portion of the capital securities of the Borrower's Chinese, Japanese, Singaporean and Spanish direct and indirect Subsidiaries (and/or any of their assets) are actually transferred or disposed of at some point after the closing of the Morse Disposition.


         SUBPART IV.1.8. Satisfactory Legal Form. All documents executed or submitted pursuant hereto shall be satisfactory in form and substance to the Administrative Agent and its counsel. The Administrative Agent and its counsel shall have received all information and such counterpart originals or such certified or other copies of such materials, as the Administrative Agent or its counsel may reasonably request, and all legal matters incident to the transactions contemplated by this Amendment shall be satisfactory to the Administrative Agent and its counsel.
                                     PART V
                         REPRESENTATIONS AND WARRANTIES

         In order to induce  the  Lenders  and the  Issuers  to enter  into this
Amendment,   the  Borrower  and  the  Parent   represent   and  warrant  to  the
Administrative Agent, each Issuer and each Lender as set forth in this Part.

         SUBPART V.1. Compliance with Warranties. Both before and after giving effect to the terms of this Amendment, (a) the representations and warranties set forth herein, in Article VI of the Credit Agreement and in each other Loan Document are true and correct in all material respects with the same effect as if made on and as of the date hereof (unless stated to relate solely to an earlier date, in which case they were true and correct as of such earlier date) and (b) the Borrower is in full compliance with Article 4 of the Subordinated
Note Indenture.

         SUBPART V.2. Due Authorization, Non-Contravention, etc. The execution, delivery and performance by the Borrower and the Parent of this Amendment and other documents delivered pursuant hereto are within the Borrower's and the Parent's corporate powers, have been duly authorized by all necessary corporate action, and do not (i) contravene either the Borrower's or the Parent's Organic Documents, (ii) contravene or result in a default under any contractual restriction, law or governmental regulation or court decree or order binding on or affecting either the Borrower or the Parent, or (iii) result in, or require the creation or imposition of, any Lien (except as contemplated in or created by the Loan Documents).

         SUBPART V.3. Validity, etc. This Amendment has been duly executed and delivered by the Borrower and the Parent and constitutes the legal, valid and binding obligation of the Borrower and the Parent enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and to general principles of equity, regardless of whether enforcement is sought in a proceeding at law or in equity.

         SUBPART V.4. Compliance With Existing Credit Agreement. As of the Ninth Amendment Effective Date, both before and after giving effect to the terms of this Amendment, no Default has occurred and is continuing.



                                     PART VI
                            MISCELLANEOUS PROVISIONS

         SUBPART VI.1. Ratification of and Limited Amendment to the Credit Agreement. The Existing Credit Agreement, as amended hereby, is hereby ratified, approved and confirmed in each and every respect by the parties hereto. Except as specifically amended or modified herein, the Existing Credit Agreement and the other Loan Documents shall continue in full force and effect in accordance with the provisions thereof and except as expressly set forth herein the provisions hereof shall not operate as a waiver or amendment of any right, power or privilege of the Administrative Agent and the Lenders nor shall the entering into of this Amendment preclude the Lenders from refusing to enter into any further or future amendments.

         SECTION VI.2. Consent and Acknowledgment of Guarantors, etc. By its signature below, the Parent, in its capacity as a guarantor and as grantor of collateral security under certain Loan Documents, hereby acknowledges, consents and agrees to this Amendment and hereby ratifies and confirms its obligations under its guaranty and each Loan Document executed and delivered by it in all respects.

         SUBPART VI.3. Credit Agreement, References, etc. All references to the Credit Agreement in any other document, instrument, agreement or writing shall hereafter be deemed to refer to the Existing Credit Agreement as amended hereby. As used in the Credit Agreement, the terms "Agreement", "herein", "hereinafter", "hereunder", "hereto" and words of similar import shall mean, from and after the date hereof, the Existing Credit Agreement as amended by this Amendment.

         SUBPART VI.4. Expenses. The Borrower agrees to pay all out-of-pocket expenses incurred by the Administrative Agent (including fees and expenses of counsel to the Administrative Agent) in connection with the preparation, negotiation, execution and delivery of this Amendment.

         SUBPART VI.5. Headings; Counterparts. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or any provisions hereof. This Amendment may be signed in any number of separate counterparts, each of which shall be an original, and all of which taken together shall constitute one instrument.

         SUBPART VI.6. Governing Law; Entire Agreement. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK. This Amendment constitutes the entire understanding among the parties hereto with respect to the subject matter hereof and supersedes any prior agreements, written or oral, with respect thereto.


         SUBPART VI.7. Loan Document Pursuant to Credit Agreement. This Amendment is a Loan Document executed pursuant to the Credit
Agreement and shall be construed, administered and applied in accordance with all of the terms and provisions of the Credit Agreement.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                         IMO INDUSTRIES INC.


                                         By:_____________________________
                                         Title:

                                         COLFAX CORPORATION
                                         (formerly  known as II
                                          Acquisition Corp.)


                                         By:_____________________________
                                         Title:

                                         THE BANK OF NOVA SCOTIA


                                         By:_____________________________
                                         Title:

                                         BANK OF AMERICA, N.A.


                                         By:_____________________________
                                         Title:


                                         BANK ONE, NA
                                        (Main Office Chicago)


                                         By:_____________________________
                                         Title:

                                         FLEET CAPITAL CORPORATION


                                         By:_____________________________
                                         Title:


                                         CREDIT INDUSTRIEL ET COMMERCIAL


                                         By:_____________________________
                                         Title:

                                         By:_____________________________
                                         Title:


                                         DRESDNER BANK AG, NEW YORK AND GRAND
                                         CAYMAN BRANCHES


                                         By:_____________________________
                                         Title:

                                         By:_____________________________
                                         Title:


                                         TRANSAMERICA BUSINESS CREDIT CORP


                                         By:_____________________________
                                         Title:



                                         SUN TRUST BANK


                                         By:_____________________________
                                         Title:


                                         CITIZENS BANK


                                         By:_____________________________
                                         Title: